NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston,Massachusetts 02109
                                 (800)225-6704
                           www.northeastinvestors.com

                         SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS

                                   May 1,2002

        This prospectus explains the investment objective,policies,strategies and risks associated with the Fund.Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

        Like securities of allmutual funds,neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
FUND PROFILE                                                            2
Investment Objectives                                                   2
Principal Investment Strategies                                         2
Principal Risks                                                         3
Suitability                                                             3
Performance                                                             4
FUND MANAGEMENT                                                         5
INVESTOR EXPENSES                                                       6
SHAREHOLDER INFORMATION                                                 7
General Information                                                     7
Account Registrations                                                   7
INVESTING                                                               8
Buying Shares                                                           8
Investment Plans                                                        10
Selling Shares                                                          10
Exchanging Shares                                                       12
DIVIDENDS,CAPITAL GAINS AND TAXES                                       12
CONTACT INFORMATION AND FUND POLICIES                                   14
FINANCIAL HIGHLIGHTS                                                    15

                                  Fund Profile

Investment Objectives

        The Fund's objective is to produce long-term growth for its shareholders.

Principal Investment Strategies

        The Fund maintains a flexible investment policy which primarily targets common stocks of large companies who are established leaders in their industries with histories of consistent earnings growth. The Fund emphasizes well-known companies which it believes to have strong management and solid financial fundamentals. These companies offer the potential for accelerated earnings and revenue growth. For this reason,stocks of these companies are often called "growth'stocks.These may include common stocks not currently paying a dividend.

        The investment policy allows the Fund to achieve its objective through the purchase of common stocks of both domestic and foreign issuers (ADRs). The Fund may also invest in securities convertible into common stocks, preferred stocks, corporate bonds, warrants or money market instruments.Over the past decade, common stocks have represented at least 95% of the Fund's portfolio.

        Under normal circumstances, the assets of the Fund will be fully invested at all times except for cash required to meet expenses.The Fund, at times, will make limited use of borrowed funds in order to raise additional funds for investment or to avoid the ill-timed liquidation of securities for cash needs such as redemptions. Leverage is not expected to be significant and would be limited to one quarter of the Fund's total assets.

        The Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less.These securities may include commercial paper rated in the highest category by either Moody's Investors Service or Standard &Poor's Corporation or securities issued or guaranteed by the U.S.Government.This would be likely to happen when management believes that liquidity is highly desirable and that the Fund should adopt a temporary defensive policy.During such a period the Fund may not achieve its growth objective.

Principal Risks

Stock Market Risks The value of your investment has the potential to depreciate due to stock market volatility.This may be in response to changes in investors psychology or to developments in economic,political,regulatory or market conditions,here or abroad.

Portfolio Risks Changing economic and market conditions as well as declin-ing fundamentals,such as revenues or earnings per share,associated with individual companies or industries that the Fund is invested in,can affect the value of your investment.The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected.

""Growth Stock''Volatility Growth stocks can perform differently than other types of stocks and the market as a whole.

Manager Risk There is a chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Leverage Investment gains made with borrowed funds may cause net asset value to decrease faster in a falling market.If,for example,the Fund makes a $1,000 investment for which it had borrowed $200 (20%)of the purchase price and the investment lost 20%of its value,to $800,the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.Leverage may, therefore,involve additional risk.

Suitability

The Fund may be appropriate for investors who seek one or more of the following:
        capital appreciation of their investment over the long-term;

        a fund emphasizing established companies with consistent earnings growth.

You should also consider the following:

        an investment in the Fund should be part of a balanced investment program;

        the Fund is generally for equity investors with longer-term investment horizons willing to wait out bear markets;

        there is a risk that you could lose money by investing in the Fund and there is no assurance that it will achieve its investment objectives;

        Fund shares are not bank deposits and are not guaranteed,endorsed or insured by any financial institution,government entity or the FDIC;

        when you sell your shares of a fund,they could be worth less than what you paid for them.

Performance
The following performance related information provides some indication of the risks of investing in the Fund.The bar chart shows how the Fund's performance (including operating expenses)varied from one calendar year to another over the past ten years.The table shows the average annual returns (including operating expenses)compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund's returns. To calculate these figures,we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution,but we do not take into consideration state or local income taxes.Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

        Please note that if you own the Fund in a tax-deferred account,such as an individual retirement account or a 401(k)plan,this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.

Keep in mind that past performance whether before taxes or after taxes does not guarantee future results.

The following bar chart shows the Fund's annual total return for each of the ten years ended December 31,2001:

Object omitted.

Best quarter:4th quarter 1998, up 27.50%
Worst quarter:3 rd quarter 1998, down 13.96%

                Periods Ended December 31,2001 (Average Annual Total Returns)
                                      One Year       Five Years       Ten Years
The Growth Fund
Return before taxes                     -17.15%         10.45%          11.00%
Return after taxes on distributions     -18.71%         9.44%           10.36%
Return after taxes on distributions
and sale of Fund Shares                 -9.27%          8.88%           9.73%
Standard &Poor's 500 Index*             -11.88%         10.68%          12.89%

*The unmanaged Standard &Poor's 500 Index is shown for comparative purposes only.


FUND MANAGEMENT

Northeast Management &Research Company, Inc.(""NMR'')is the Fund's investment manager.As the manager, NMR is responsible for choosing the Fund's investments and handling the general affairs of the Fund. NMR is subject to the general supervision of the Fund's Trustees.

        NMR is a corporation organized in July,1980 to manage the Fund,and at present engages in no other activities. William A.Oates, Jr.is President of NMR and has been principally responsible for its day-to-day management.

        NMR serves the Fund pursuant to an Advisory and Service Contract.Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions,and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund's executive management and office space.

        Mr.Oates is also the portfolio manager of the Fund. He has served in this capacity since the Fund's inception in 1980.Mr.Oates is assisted in his portfolio manager's responsibilities by Gordon C.Barrett,the Treasurer of the Fund.

For the fiscal year ended December 31,2001,the management fee paid by the Fund to NMR was .55%of the Fund's average net assets.

INVESTOR EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                Shareholder Fees Annual Fund Operating Expenses

                   (Fees Paid Directly From Your Investment)
Sales Charge (Load) Imposed on Purchases                                None
Deferred Sales Charge (Load)                                            None
Sales Charge (Load) Imposed on Reinvested Dividends                     None
Redemption Fee                                                          None
Exchange Fee                                                            None

                         Annual Fund Operating Expenses

                  (Expenses that are deducted from Net Assets)

Management Fee                                                          .55%
Deistribution (12b-1 Fees)                                              None
Other Expenses                                                          .59%

Including:
        Interest Expense                                                .14%
        Operating Expense                                               .45%
Total Annual Fund Operating Expenses                                    1.14%

Example

        This hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5%return each year, including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year*         3 years*        5 years*        10 years*
$116            $362            $628            $1,386

*The above figures include Interest Expense,which can fluctuate significantly year to year. Without Interest Expense,these figures would be:
1 year - $102, 3 years - $318, 5 years - $552, and 10 years - $1,225.

SHAREHOLDER INFORMATION

General Information

Backup withholding - By law Northeast Investors Growth Fund must withhold 30.5%of any taxable distributions or redemptions from your account if you do not:
        Provide us with your correct taxpayer identification number;
        Certify that the taxpayer identification is correct; and Confirm that you are not subject to backup withholding.

        Similarly,Northeast Investors Growth Fund must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Growth Fund generally is not sold outside the United States, except to certain qualifying investors. Foreign investors should be aware that U.S.withholding and estate taxes may apply to any investments in the Fund.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Growth Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only.
If you are investing through a tax-deferred retirement account,such as an IRA, special tax rules apply.Please consult your tax adviser for detailed information about the Fund's tax consequences for you.

Account Registrations

Some of the different ways to set up (register)your account with the Fund are listed in the following table. For certain accounts,beneficiary designation forms and agreements are available permitting the designated beneficiary(ies)to own the account after the death of the original owner(s)without probate or similar legal steps. These materials are available from the Fund.

Individual or Joint Tenant
        For your general investment needs

Retirement

For tax-advantaged retirement savings

        Traditional Individual Retirement Accounts (IRAs)

        Roth IRAs

        Roth Conversion IRAs

        Rollover IRAs

        Coverdale Education Savings Plan (formerly Educational IRAs)

        Keogh Plans

        Simple IRAs

        Simplified Employee Pension Plans (SEP-IRAs)

        403 (b) Custodial Accounts

Gifts or Transfers to a Minor (UGMA,UTMA)

        To invest for a child's education or other future needs

Trust

        For money being invested by a trust

Business or Organization

        For investment needs of corporations, associations, partnerships or other groups

Transfer on Death (TOD)/Pay on Death (POD)

Beneficiary designation in registration (need to request special application)

INVESTING

Buying Shares

Account Minimums

        To open and maintain an account: The minimum initial investment in the Fund for each account is $1,000 ($500 for IRAs).There is no minimum for subsequent investments made by mail, telephone, internet, or exchange. Northeast reserves the right to increase or decrease the minimum amount required to open and maintain an account, or for subsequent investments, without prior notice.

        Your initial investment must be accompanied by a completed application. The form is included with the Prospectus or one can be obtained from our web site. You may purchase shares of the Fund at the next determined NAV after the Fund or an authorized broker or agent receives a purchase order. There is no sales charge or commission. Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

How to Purchase Shares

By Mail Your initial payment must accompany your completed application. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to North-east Investors Growth Fund and mail to 50 Congress Street, Boston, MA 02109.

By Telephone*   If you are a current shareholder, you may purchase
                shares at the current day's closing price by telephoning
                800-225-6704 prior to the close of the New York Stock
                Exchange (normally 4:00 p.m.EST).Northeast Inves-tors Growth Fund will not accept telephone purchases in excess of $100,000.New accounts cannot be opened by telephone.

Online* If you are a current shareholder and have signed up for internet access to your account,you may purchase shares at the current day's closing price by submitting a purchase request online at www.northeastinvestors.com prior to the close of the New York Stock Exchange (normally 4:00 p.m.EST).Northeast Investors Growth
                Fund will not accept internet purchases in excess of $100,000.New accounts cannot be opened online.

By Exchange     You can purchase shares with the proceeds of an ex-
                change from the Northeast Investors Trust. In the event of such an exchange,the registrations and social security number or tax identification number in the new Growth
                Fund account must be identical to the Trust account.The
                Growth Fund accepts exchange orders in writing, online, or by telephone. All orders must be received prior to the close of the New York Stock Exchange (normally
                4:00 p.m.EST) to receive the current day's closing prices.

*The Fund will send you an invoice for these purchases.Payment must be received by the Fund within fourteen (14)calendar days following the placement of the order.

        You may participate in an automatic investment plan by completing the appropriate section of the application.Under the Fund's automatic investment plan regular deductions (minimum $50)will be made from your bank checking account on specified days of the month.

        No specific election is required to obtain telephone exchange or purchase privileges.The Fund will employ reasonable procedures,including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine.If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Your Purchase Price
You buy shares at the next determined NAV after Northeast Investors
Growth Fund receives your purchase request. The Fund computes NAV per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding.NAV is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund's portfolio securities. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., EST), you will buy your shares at that day's NAV. This is known as trade date.

When you place an order to buy shares, note the following:
        Checks must be drawn on U.S.banks.Third party checks are not acceptable;

        The Fund does not accept cash;

        No cancellations. Northeast will not cancel any transaction once it has been initiated;

        Future purchases - Northeast reserves the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange.

        Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Fund's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

Investment Plans

The Fund offers shareholders tax-advantaged retirement plans,including a Proto-type Defined Contribution Plan for sole proprietors,partnerships and corporations, Individual Retirement Accounts, and 403(b)Retirement Accounts. Details of these investment plans are available from the Fund at the address shown on the back cover of this Prospectus.

Selling Shares

You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in ""good order''as described below, a check willbe sent in an amount equal to the NAV of the redeemed shares. This will be the next determined NAV at the close of the New York Stock
Exchange after the redemption request has been received.Please be advised that the Fund does not wire redemption proceeds.You will not receive interest on amounts represented by uncashed redemption checks.

How to Redeem Shares
A redemption request will be considered to be in ""good order''if it meets the following requirements:
        The request is in writing,indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners;

        The request includes any certificates representing the shares to be redeemed,endorsed for transfer (or accompanied by a stock power in customary form)exactly as the shares are registered;

        For redemptions in excess of $5,000 , your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient;a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor;

        In the case of corporations, executors, administrators,trustees or other organizations you must enclose evidence of authority to sell (i.e.a corporate resolution);

        If shares to be redeemed represent an investment made by check,the Fund reserves the right to delay payment until the check has been collected up to a maximum of 10 days;

        Redemption checks will only be made payable to the registered shareholder(s);

        A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

        Telephone redemptions will not be made (unless confirmed in writing on the same day by hand-delivered notice or facsimile to (617)523-5412 or
        (617)742-5666 before the close of the NYSE);

        Telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted.

The Fund reserves the right to deliver assets, in whole or in part, in kind in lieu of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

How to Exchange Shares

As a shareholder,you have the privilege of exchanging shares of the Fund for shares of Northeast Investors Trust without any charge.

However,you should note the following policies and restrictions governing exchanges:
        You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

        Before exchanging into a fund,read its prospectus;

        Exchanges may have tax consequences for you;

        If the shares to be exchanged represent an investment made by check, the Fund reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the Fund per calendar year;

        The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information;

        Each fund may refuse exchange purchases by any group if, in management's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Dividends,Capital Gains and Taxes

The Fund earns dividends,interest and other income from its investments,and distributes this income (less expenses) to shareholders as dividends.The Fund also realizes capital gains from its investments,and distributes these gains (less any losses)to shareholders as capital gain distributions.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Fund's distributions:

(1)Reinvestment Option.Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund.If you do not indicate a choice on your application,you will be assigned this option;

(2)Cash/Reinvest Option.Your capital gains distributions will be automat-ically reinvested in additional shares of the Fund.Your dividends will be paid in cash;

(3)Cash Option.Your dividends and capital gains distributions will be paid in cash.

NOTE:The Fund strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment,your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions:Distributions you receive from the Fund are subject to federal income tax,and may also be subject to state or local taxes.

For federal tax purposes, the Fund's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Fund has realized but not yet distributed income or capital gains,you will be ""buying a dividend''by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them,regardless of your distribution option.

Taxes on transactions: Your redemptions,including exchanges,may result in a capital gain or loss for federal tax purposes.A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and price you receive when you sell them.Reinvested distributions add to the cost of your investment.

Contact Information and Fund Policies

For account,product and service information,please use the following web site,telephone number or address:

        For information over the Internet including on-line access to your account, visit the Fund's web site at www.northeastinvestors.com

        For information over the phone call 1-800-225-6704

        For information by mail please use
                Northeast Investors Growth Fund
                50 Congress Street
                Boston,MA 02109

The following policies apply to you as a shareholder.

Statements and reports that the Fund sends to you include the following:
        Confirmation of each purchase and sale;

        Confirmation of your dividend payment;

        Financial reports (every six months);

        Year-end statement.

When you sign your account application,you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 30.5% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS may require the Fund to withhold 30.5% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS

The Financial highlights table is intended to help you understand the Fund's Financial performance for the past 10 years.Certain information reflects Financial results for a single Fund share.The total returns in the table represent the rate that an investor would have earned (or lost)on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, Indepen-dent Accountants, for the years ended December 31, 1993 through December 31, 2001 and by Ernst & Young LLP for the year ended December 31,1992.The report of PricewaterhouseCoopers LLP on the Financial statements and Financial highlights for the year ended December 31,2001 is included in the Statement of Additional Information which is available upon request and without charge.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended September 30,
                         2001        2000       1999       1998       1997       1996       1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------------------------


Per-Share Data#
Net asset value:
 Beginning of
 period                 $20.23     $26.08      $20.47     $15.84    $12.15      $10.59     $8.13       $8.37     $9.70      $10.37

Income From Investment
Operations:
Net investment income  (0.01)       (0.09)       0.01       0.05      0.06        0.05      0.07        0.06      0.07        0.07
Net realized and unrealized
gain (loss)on
investment             (3.35)       (3.71)       5.93       5.18      4.46        2.54      2.90        (0.07)    0.16       (0.15)
Total from investment
operations             (3.36)       (3.80)       5.94       5.23      4.52        2.59      2.97        (0.01)    0.23       (0.08)
Less Distributions:
Net investment income  (0.00)       (0.00)      (0.02)     (0.05)    (0.06)      (0.05)    (0.07)       (0.06)   (0.07)      (0.07)
Capital Gain           (1.44)       (2.05)      (0.31)     (0.55)    (0.77)      (0.98)    (0.44)       (0.17)   (1.49)      (0.52)
Net asset value:
End of period          $15.43       $20.23      $26.08     $20.47    $15.84      $12.15    $10.59       $8.13    $8.37       $9.70
Total return           (17.15%)     (14.96%)     29.13%     33.34%    37.28%      24.60%    36.46%      (0.07%)   2.44%      (0.73%)
Ratios and Supplemental Data
Net assets,end of period
(in thousands)         $187,218    $272,222     $357,650  $211,259  $108,590     $60,275   $48,337       $35,459  $38,694   $42,609
Ratio of operating expenses
to average net assets* 1.14%         0.97%       0.85%      0.94%     0.97%       1.21%      1.37%      1.53%    1.45%       1.42%
Ratio of interest expense to
average net assets     0.14%         0.22%       0.10%      0.12%     0.02%
Ratio of net investment
income to average net
assets                (0.05%)       (0.34%)      0.03%      0.44%     0.45%      0.47%       0.74%      0.74%    0.62%         0.71%
Portfolio turnover rate30%            33%         31%        19%       16%        25%         27%        26%      35%           29%
#All per share data as of December 31,1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25,
1997.
..Average share method used to calculate per share data.
*(including Interest Expense).


FOR MORE INFORMATION
You can find additional information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION.(SAI).The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (the SAI is legally part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS.Additional information about the Fund's investments is available in the Fund's Annual and Semiannual reports to shareholders.In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of the Fund's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Fund at:

                        Northeast Investors Growth Fund
                               50 Congress Street
                                Boston, MA 02109
                                 (800)225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Fund at the SEC's Public Reference Room in Washington,D.C.You can call the SEC at 1-800-SEC-0300 for information about the operation of the Public Reference Room.Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by writing the Public Reference Center of the Securities and Exchange Commission,Wash-ington,D.C.20549.

The Fund's reference number as a registrant under the Investment Company Act of 1940 is 811-3074.

                        NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                          Boston, Massachusetts 02109
                                 (800) 225-6704


                         Shares of Beneficial Interest

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2002


This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 2002 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.



TABLE OF CONTENTS                                                         Page

The Fund                                                                   B-2
Investment Objectives, Policies and Restrictions                           B-2
Trustees and Officers                                                      B-4
Advisory and Service Contract                                              B-6
Custodian and Independent Accountants                                      B-7
Brokerage                                                                  B-7
Price and Net Asset Value                                                  B-8
Shareholder Plans                                                          B-9
Tax-Advantaged Retirement Plans                                            B-10
Dividends, Distributions & Federal Taxes                                   B-12
Additional Information
     Security Lending                                                      B-12
     Repurchase Agreements                                                 B-13
     Leverage   B-13
Capital Shares                                                             B-14
Historical Performance Information                                         B-14
Financial Statements                                                       B-16

                                    THE FUND


        Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        As explained in the Prospectus, the purpose of the Fund's objective is to produce long-term growth for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and permitting investments in money market instruments and corporate bonds.

        In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not : (1) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market value to be invested in the securities of such issuer(other that obligations of the U.S. Government and its instrumentalities);
(2) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more that 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund's portfolio; (3) Purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company; (4) Purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund's assets to be invested in securities of companies in any one industry; (5) Invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record; (6) Purchase any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof; (7) Invest in companies for the purpose of exercising control or management; (8) Buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities; (9) Underwrite securities issued by others; (10) Make loans to other persons ( except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund's total assets). However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund;
(11) Purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer; (12) Issue senior securities, except that the Fund may borrow from banks in an amount which does not exceed 25% of the Fund's total assets.

        In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more that 10% of the Fund's net assets being invested in such securities.

The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 2001 and 2000 the rates of total portfolio turnover were 30% and 33% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.


TRUSTEES AND OFFICERS

The Trustees of the Growth are William A. Oates Jr., Ernest E. Monrad, Robert
B. Minturn, John C. Emery, and Michael Baldwin.  Under Massachusetts law, the
Trustees are generally responsible for the management of the Fund. The following table provides certain information about the Fund's Trustees and
Officers:

                                                                                  Principal
                                Position(s) Held              Length of      Occupation(s) During       Other Directorships
Name, Address and Age               with Fund              Time Served (1)      Last 5 Years                 held by Trustee


Trustees Who Are "Interested Persons" of the Fund and  Fund Officers
William A. Oates, Jr.
50 Congress Street
Boston, MA
Age 59                          President and Trustee         21 years     Trustee and President of
                                                                             Northeast Investors
                                                                                Growth Fund

Ernest E. Monrad                        Trustee               21 years       Trustee of Northeast   Century Shares Trust
50 Congress Street                                                              Investors Trust     Century Capital Management Trust
Boston, MA                                                                                          The New America High Income
Age 71                                                                                              Fund, Inc.
                                                                                                    Northeast Investors Trust




Gordon C. Barrett               Senior Vice President           8 years      Officer of Northeast
50 Congress Street                 and Treasurer                             Investros Growth Fund,
Boston, MA                                                                   Northeast Investors Trust,
Age 45                                                                       Northeast Management, Inc.

Robert B. Minturn                Trustee, Clerk,                21 years     Clerk and Trustee of    Northeast Investors Trust
50 Congress Street              and Vice President                           Northeast Invstors
Boston, MA                                                                   Trust
Age 62


Trustees Who Are Not "Interested Persons" of the Fund




John C. Emery                   Trustee                 21 Years             Partner, Law Firm
One Post Office Square                                                       of Sullivan &
Boston, MA                                                                   Worcester
Age 71


Michael Baldwin                 Trustee                 2 years              Partner, Baldwin
3 Barnabas Road                                                              Brothers, Inc.
Marion, MA
Age 61


(1)The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.

The Trustees have an Audit Committee consisting of Messrs. Emery and Baldwin. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Fund's independent accountants. The Committee held one meeting during the last fiscal year.

The Trustees, including the Trustees who are not "Interested Persons" acting separately, acted to approve the Fund's investment advisory contract with Northeast Management and Research, Inc. (NMR). The factors considered by the Trustees included among others the nature, quality and extent of services provided by NMR to the Fund, investment performance both of the Fund itself and relative to appropriate peer groups and Market indices, investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, NMR's profitability from managing the Fund before marketing expenses paid by NMR, possible economies of scale and possible financial and other benefits to NMR from serving as investment adviser.

        The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee.

                          Name of Trustee                             Dollar Range of Equity Securities in the Trust
Trustees Who Are "Interested Persons" of the Trust
-----------------------------------------------------
William A. Oates                                                      Over $1,000,000
Ernest E. Monrad                                                      Over $500,000
Robert B. Minturn, Jr.                                                Between $50,000 - $100,000
Trustees Who Are Not "Interested Persons" of the Trust
------------------------------------------------------
Michael Baldwin                                                       None
John C. Emery                                                         Over $100,000



The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on April 4, 2002 was 207,333 shares (1.78%).

The Fund has adopted a Code of Ethics governing personal securities transactions by persons associated with the Fund who have access to information about its investment operations. The Code does permit investments by Fund personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Fund is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

                         ADVISORY AND SERVICE CONTRACT

         Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

         NMR pays the Fund's executive and certain administrative salaries and rent, with the following expenses borne by the Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (1) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

         The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

        The Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets for the month up to and including $10,000,000, 3/4 of 1% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets for the month in excess of $30,000,000 during such month. This fee is higher than that charged by advisers to many other funds with similar objectives and policies.

         For 2001, 2000 and 1999, respectively, the advisory fee was $1,167,835, $1,760,913 and $1,542,605.

The following table shows the aggregate compensation paid during the fiscal year ended December 31, 2001 to the Trustees, President and Officers of the Fund.


Name and Position                                               Aggregate Compensation Paid by the Fund


William A. Oates, Jr. President & Trustee                                       $0.00
Ernest E. Monrad, Trustee                                                       $0.00
Gordon C. Barrett, Senior Vice President & Treasurer                            $160,414
Robert B. Minturn, Trustee, Clerk & Vice President                              $0.00
John C. Emery, Trustee                                                          $10,000
Michael Baldwin, Trustee                                                        $10,000


The Fund does not pay retirement benefits.


                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

The custodian for the Fund is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Fund's assets. The Fund acts as its own Transfer and Shareholder Servicing Agent.

The independent accountants for the Fund are PricewaterhouseCoopers LLP, One Sixty Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Fund's annual financial statements included in the annual report to shareholders, reviews the Fund's filings with the Securities and Exchange Commission on Form N-lA and prepares the Fund's federal income and excise tax returns.

                                   BROKERAGE

Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR's policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMR's policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During 2001, 2000, and 1999 the Fund paid brokerage commissions of $210,404, $212,532 and $250,383 respectively.

                           PRICE AND NET ASSET VALUE

It is the current policy of the Fund that the public offering price of shares of the Fund equals their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Fund's shares is determined by dividing the market value of the Fund's securities , plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Fund by brokers. In certain such cases, where the Fund has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the fund;
(ii) the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


                               SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an open account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder's open account. Shares held in an open account may be redeemed as described in the Prospectus under "Selling Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining open account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

                        TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA and Roth IRA

An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Fund's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 30.5% of distributions withheld by the Fund.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                             ADDITIONAL INFORMATION

                                SECURITY LENDING

The Fund may seek additional income by lending portfolio securities to qualified institutions that have a value of up to 33 1/3% of the Fund's assets. The Fund will receive cash or cash equivalents (e.g. U.S. Government obligations) as collateral in an amount at least equal to 100% of the current market value of the loaned securities. The collateral will generally be held in the form received, although cash may be invested in securities issued or guaranteed by the U.S. Government and/or irrevocable stand-by letters of credit. By reinvesting the cash it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money.

                                REPURCHASE AGREEMENTS

        The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                    LEVERAGE

        In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. The ability to borrow permits the Fund to minimize cash not invested. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their costs to the Fund, the net asset value of the fund will decrease faster than would otherwise be the case. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.

        The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, including having no borrowing at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

                                 CAPITAL SHARES

The Fund has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

        From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

Where:

P =     a hypothetical initial payment of $1,000
n =     number of years
ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all
dividends and distributions.   The Fund may also advertise total return (a
"nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.
A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total return for the one, five and ten year periods ended December 31, 2001 are set forth in the Prospectus.

From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

        Yield = 2[(a-b/cd + 1)6 - 1] Where:

a =     dividends and interest earned during the period
b =     expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =     the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund, as well as other publications, may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Growth Fund's performance to performance as reported by other indices and averages or other investments for which reliable performance information, and will be made available to investors upon request and without charge.

                              FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.      Report of PricewaterhouseCoopers LLP, Independent Accountants

2.      Schedule of Investments as of December 31, 2001

3.      Statement of Assets and Liabilities as of December 31, 2001

4.      Statement of Operations for the Year Ended December 31, 2001

5. Statements of Changes in Net Assets for each of the two years in the period ended December 31, 2001

6.      Notes to Financial Statements for the year ended December 31, 2001

Schedule of Investments 12/31/2001
                                                        Number
Common Stocks                                           of              Market
Name of Issuer                                          Shares          Value

Aerospace --0.83%
    United Technologies Corporation..................   24,000       $ 1,551,120

Banks--14.60%
    Bank One Corporation.............................   82,000         3,202,100
    Fifth Third Bancorp..............................  103,550         6,376,609
    FleetBoston Financial Corporation*...............  137,634         5,023,641
    Mellon Financial Corporation.....................  110,000         4,138,200
    Northern Trust Corporation.......................   63,000         3,793,860
    Zions Bancorporation#............................   91,400         4,805,812
                                                                      ----------
                                                                      27,340,222
Beverages Non-Alcoholic --2.90%
    Coca Cola Co. ...................................   39,000         1,839,240
    Pepsi Co. .......................................   73,600         3,583,584
                                                                      ----------
                                                                       5,422,824
BioTechnology --1.09%
    Amgen, Inc.++....................................   36,250         2,045,950

Broadcast/Media --1.89%
    Cox Communications, Inc.++.......................   84,400         3,537,204

Chemicals --1.39%
    Cabot Corporation................................   73,000         2,606,100

Communications Equipment --2.83%
    Cisco Systems, Inc.++............................  150,000         2,716,500
    Corning, Inc.#...................................  290,000         2,586,800
                                                                      ----------
                                                                       5,303,300
Computer Systems --2.97%
    International Business Machines Corporation*.....   46,200         5,588,814

Computer Software & Services --5.73%
    Intuit, Inc. ....................................   47,500         2,031,100
    Microsoft Corporation++ * .......................  131,200         8,694,624
                                                                      ----------
                                                                      10,725,724
Conglomerate --4.09%
    General Electric Company.........................  125,800         5,043,322
    Tyco International Ltd. .........................   44,500         2,621,050
                                                                      ----------
                                                                       7,664,372
Distributors --1.29%
    Sysco Corporation................................   92,000         2,412,240

Electronic Semi-Conductor --5.59%
    Analog Devices, Inc. ............................   36,000       $ 1,598,040
    Intel Corporation................................  179,400         5,642,130
    Texas Instruments, Inc. .........................  115,000         3,220,000
                                                                      ----------
                                                                      10,460,170
Entertainment --3.81%
    Disney (Walt) Productions........................  203,000         4,206,160
    Viacom, Inc. Class A++...........................   66,000         2,920,500
                                                                      ----------
                                                                       7,126,660
Financial Services --17.86%
    American Express Company.........................   97,500         3,479,775
    Citigroup, Inc. .................................  135,600         6,845,088
    Eaton Vance Corporation* ........................  182,000         6,470,100
    First Data Corporation...........................   53,500         4,197,075
    Goldman Sachs Group*#............................   41,000         3,802,750
    State Street Corporation.........................  165,400         8,642,150
                                                                      ----------
                                                                      33,436,938
Health Care-Diversified --3.14%
    Johnson & Johnson................................   99,600         5,886,360

Manufacturing--1.50%
    Minnesota Mining and Manufacturing...............   23,700         2,801,577

Medical Equipment --1.17%
    Medtronic, Inc. .................................   42,800         2,191,788

Multi-Line Insurance --8.64%
    American International Group.....................   67,569         5,364,979
    Berkshire Hathaway Inc. .........................    1,450         3,661,250
    John Hancock Financial Services#.................  173,000         7,144,900
                                                                      ----------
                                                                      16,171,129
Petroleum, Coal, Gas --6.99%
    B P Amoco, PLC...................................   45,200         2,102,252
    Chevron Corporation..............................   34,200         3,064,662
    Exxon Mobil Corporation*.........................  154,882         6,086,863
    Royal Dutch Petroleum Co. .......................   37,200         1,823,544
                                                                      ----------
                                                                      13,077,321
Pharmaceuticals/Drug --11.38%
    American Home Products, Inc. ....................   44,000         2,699,840
    Bristol-Myers Squibb Company ....................   70,800         3,610,800
    Eli Lily & Co. ..................................   48,500         3,809,190
    Merck & Co., Inc.* ..............................   83,900         4,933,320
    Pfizer, Inc.* ...................................  156,731         6,245,730
                                                                      ----------
                                                                      21,298,880

Publishing/Printing --1.70%
    McGraw-Hill Companies, Inc. .....................   52,300       $ 3,189,254

Retail --6.93%
    Home Depot, Inc. ................................   72,075         3,676,545
    Wal-Mart Stores, Inc. ...........................  122,600         7,055,630
    Whole Foods Market, Inc.# .......................   51,500         2,243,340
                                                                      ----------
                                                                      12,975,515
Toiletries/Cosmetics --2.60%
    Gillette Company ................................   65,000         2,171,000
    Procter and Gamble Co. ..........................   34,000         2,690,420
                                                                      ----------
                                                                       4,861,420

        Total Common Stocks -- 110.92% --(Cost--182,907,629)        $207,674,882
 * Pledged to collateralize short-term borrowings
 ++Non-income producing security
 # All or a portion of this security currently out on loan

        The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2001
--------------------------------------------------------------------------------
Assets
        Investments--at market value (cost $182,907,629).......     $207,674,882
        Cash collateral under security lending.................        8,525,800
        Dividends receivable...................................          174,196
        Receivable for shares of beneficial interest sold......           51,428
                                                                    ------------
                 Total Assets..................................     $216,426,306

Liabilities
        Short-term borrowing...................................      $20,372,555
        Cash collateral under security lending.................        8,525,800
        Payable for shares of beneficial interest repurchased..          135,181
        Accrued investment advisory fee........................           81,179
        Accrued expenses.......................................           93,553
                                                                     -----------
                 Total Liabilities............................        29,208,268

        Net Assets"...........................................      $187,218,038

        Net Assets Consist of:
        Capital paid-in.......................................      $172,298,451
        Accumulated net realized loss.........................       (9,847,666)
        Net unrealized appreciation of investments............        24,767,253
                                                                    ------------
        Net Assets, for 12,135,923 shares outstanding.........      $187,218,038
        Net Asset Value, offering price and redemption
        price per share.......................................            $15.43
       ($187,218,038/12,135,923 shares)

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2001
--------------------------------------------------------------------------------
Investment Income
        Dividend income.......................................         2,274,787
        Interest income.......................................            20,545
        Other income..........................................            34,862

                Total Income..................................         2,330,194

Expenses
        Investment advisory fee...............................        $1,167,835
        Administrative expenses and salaries..................           388,652
        Interest fee .........................................           299,526
        Computer and related expenses.........................           213,701
        Printing, postage, and stationary.....................           102,092
        Registration and filing fees..........................            46,025
        Audit fees............................................            44,040
        Legal fees............................................            28,208
        Trustee fees..........................................            25,200
        Telephone expense.....................................            24,429
        Commitment fee........................................            23,823
        Insurance.............................................            23,148
        Custodian fees........................................            13,478
        Miscellaneous fees....................................            31,772
                                                                      ----------
        Total Expenses........................................         2,431,929
        Net Investment Loss...................................         (101,735)
        Realized and Unrealized Gain (Loss) on Investments
        Net realized loss from investment transactions........       (9,847,666)
        Change in unrealized appreciation(depreciation)
        of investments........................................      (34,850,044)
                                                                    ------------
        Net realized and unrealized loss on investments.......      (44,697,710)

        Net Decrease in Net Assets Resulting from Operations..     $(44,799,445)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                                                Year Ended              Year Ended
                                                                                December 31,            December 31,
                                                                                   2001                     2000

Increase (Decrease) in Net Assets
From Operations:
        Net investment income (loss).......................................      $(101,735)              $(1,124,002)
        Net realized gain (loss) from investment transactions..............     (9,847,666)               45,044,505
        Change in unrealized appreciation/(depreciation) of investments....    (34,850,044)              (93,877,897)
                                                                               ------------             -------------
                Net Increase (Decrease) in Net Assets
                Resulting from Operations..................................    (44,799,445)              (49,957,394)
                                                                               ------------             --------------
Distributions to Shareholders
        From net realized gains on investments.............................    (17,855,321)              (25,632,428)
                                                                               ------------             --------------
                Total Distributions........................................    (17,855,321)              (25,632,428)
                                                                               ------------             --------------
        From Net Fund Share Transactions...................................    (22,349,357)               (9,837,564)
                                                                               ------------             --------------
        Total Increase (Decrease) in Net Assets............................    (85,004,123)              (85,427,386)

Net Assets:
        Beginning of Period................................................    272,222,161               357,649,547
                                                                               ------------             --------------
        End of Period......................................................   $187,218,038              $272,222,161

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                                                       Year Ended December 31,
                                                             2001            2000             1999            1998            1997
Per Share Data#++

Net Asset Value:
        Beginning of Period............................     $20.23          $26.08           $20.47          $15.84          $12.15

Income From Investment Operations:

Net investment gain(loss)..............................     (0.01)          (0.09)            0.01            0.05            0.06
Net realized and unrealized gain
        (loss) on investment...........................     (3.35)          (3.71)            5.93            5.18            4.46
                                                           --------        --------         --------        --------        --------
Total from investment operations.......................     (3.36)          (3.80)            5.94            5.23            4.52

Less Distributions:
        Net investment income..........................      0.00            0.00            (0.02)          (0.05)          (0.06)
        Capital gain...................................     (1.44)          (2.05)           (0.31)          (0.55)          (0.77)
                                                           --------        --------         ---------       ---------       --------
Total Distributions....................................     (1.44)          (2.05)           (0.33)          (0.60)          (0.83)

Net Asset Value:
        End of Period..................................    $15.43           $20.23           $26.08         $20.47          $15.84

Total Return...........................................    -17.15%          -14.96%           29.13%         33.34%          37.28%


Ratios & Supplemental Data

Net assets end of period
        (in millions)..................................   $187,218        $272,222          $357,650        $211,259        $108,590
Ratio of operating expenses to
        average net assets (includes interest expenses)      1.14%            0.97%            0.85%          0.94%           0.97%
Ratio of interest expense to
        average net assets.............................      0.14%            0.22%            0.10%          0.12%           0.02%
Ratio of net investment income
        to average net assets..........................     -0.05%           -0.34%            0.03%          0.44%           0.45%

Portfolio turnover rate................................        30%              33%              31%            19%             16%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 to 1 stock split effective September 25, 1997

++Average share method used to calculate per share data

Financial Highlights

                                                                                       Year Ended December 31,
                                                             1996            1995             1994            1993            1992
Per Share Data#++

Net Asset Value:
        Beginning of Period............................     $10.59          $8.13             $8.37          $9.70           $10.37

Income From Investment Operations:

Net investment gain(loss)..............................       0.05           0.07              0.06           0.07            0.07
Net realized and unrealized gain
        (loss) on investment...........................       2.54           2.90             (0.07)          0.16           (0.15)
                                                           --------        --------         --------        --------        --------
Total from investment operations.......................       2.59           2.97             (0.01)          0.23           (0.08)

Less Distributions:
        Net investment income..........................     (0.05)          (0.07)            (0.06)         (0.07)          (0.07)
        Capital gain...................................     (0.98)          (0.44)            (0.17)         (1.49)          (0.52)
                                                           --------        --------         ---------       ---------       --------
Total Distributions....................................     (1.03)          (0.51)            (0.23)         (1.56)          (0.59)

Net Asset Value:
        End of Period..................................    $12.15           $10.59            $8.13          $8.37           $9.70

Total Return...........................................     24.60%           36.46%           -0.07%          2.44%          -0.73%


Ratios & Supplemental Data

Net assets end of period
        (in millions)..................................    $60,275         $48,337           $35,459         $38,694         $42,609
Ratio of operating expenses to
        average net assets (includes interest expenses)      1.21%            1.37%            1.53%          1.45%           1.42%
Ratio of interest expense to
        average net assets.............................       -                -                -               -               -
Ratio of net investment income
        to average net assets..........................      0.47%            0.74%            0.74%          0.62%           0.71%

Portfolio turnover rate................................        25%              27%              26%            35%             29%


# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 to 1 stock split effective September 25, 1997

++Average share method used to calculate per share data

Notes to Financial Statements
Note A-Organization

Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

Note B-Significant Accounting Policies

Significant accounting policies of the Fund are as follows:
Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value. Security
Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost.
Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.
State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.
Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.
Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent. Use of
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract
The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's


Notes to Financial Statements (continued)

average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John C. Emery and Michael Baldwin are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Note D-Purchases and Sales of Investments The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $68,208,096 and $107,029,877, respectively, for the year ended December 31, 2001.

Note E-Shares of Beneficial Interest
At December 31, 2001, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:
                                        2001                     2000
                                Shares        Amount      Shares      Amount
Shares sold ................  1,177,198   $ 19,207,676  4,445,960  $112,532,725
Shares issued to
shareholders in
reinvestment of distributions
from net investment income
and realized gains from
security transactions.......    983,036     16,426,519  1,101,441    23,438,706
                              ----------    ----------  ----------   ----------
                              2,160,234     35,634,195  5,547,401   135,971,431
Shares repurchased.......... (3,482,908)   (57,983,552)(5,803,584) (145,808,995)
                             ------------   ----------- ----------  ------------
 Net increase............... (1,322,674)  $(22,349,357)  (256,183) $ (9,837,564)

Note F-Repurchase Agreement

On a daily basis, the Fund invests any cash balances into repurchase agreements hypothecated by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G-Short-term Borrowings

Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At December 31, 2001, the Fund had unused lines of credit amounting to $4,627,445.


Notes to Financial Statements (continued)

The following information relates to aggregate short-term borrowings during the year ended December 31, 2001:

Average amount outstanding (total of daily outstanding principal
balances divided by number of days during the period)...........    $9,133,602

Weighted average interest rate (actual interest expense on
short-term borrowing divided by average short-term
borrowings outstanding).........................................       3.28%

Note H-Other Tax Information
For federal income tax purposes, the cost of investments owned at December 31, 2001 was $183,064,393. At December 31, 2001, gross unrealized appreciation of investments was $32,975,884 and gross unrealized depreciation was $8,365,425, resulting in net unrealized appreciation of $24,610,459.

As of December 31, 2001 the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of accumulated net realized loss of ($9,847,666).

The tax composition of dividends was as follows: short term capital gains-$3,404,041 and long term capital gains-$14,451,280.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                          Capital Loss
                 Year of Expiration       Carryforwards
                ---------------------    ---------------
                         2009               $9,690,902

Note I-Securities Lending The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 2001, the value of securities loaned and the value of collateral was $8,093,039 and $8,525,800, respectively. During the year ended December 31, 2001, income from securities lending amounted to $19,601.

Report of Independent Accountants
To the Shareholders and Trustees of Northeast Investors Growth Fund: In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Growth Fund (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2002